Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Small-Cap Value Portfolio

(the “Portfolio”)

Supplement dated December 22, 2011 to the

Prospectus for the Portfolio, dated July 19, 2011

Effective February 22, 2012, the first sentence of the second paragraph of the section labeled Principal Investment Strategies on page 1 of the Prospectus is deleted and replaced with the following:

The Portfolio will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies.

Effective February 22, 2012, the first sentence of the second paragraph of the section labeled Principal Investment Strategies on page 6 of the Prospectus is deleted and replaced with the following:

The Portfolio will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus for the Portfolio, dated July 19, 2011.

Please keep this Supplement for future reference.